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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 3, 2004



                           The Middleton Doll Company.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                                    ---------
                 (State or other jurisdiction of incorporation)


        0-22663                                           39-1364345
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


W239 N1700 Busse Road, Waukesha, Wisconsin                  53188
------------------------------------------                  -----
(Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (262) 523-4300









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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)    Financial Statements of Business Acquired.
                -----------------------------------------

                None.

         (b)    Pro Forma Financial Information.
                -------------------------------

                None.

         (c)    Exhibits.
                --------

         99     Press Release dated June 3, 2004


Item 9.  Regulation FD Disclosure

         On June 3, 2004, The Middleton Doll Company issued a press release announcing certain material corporate events (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99 to this Report and is incorporated by reference.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 3, 2004                      The Middleton Doll Company
                                         (Registrant)

                                         By:   /s/ Susan J. Hauke
                                               ---------------------------------
                                               Susan J. Hauke
                                               Chief Financial Officer




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INDEX TO EXHIBITS:


Exhibit
Number                          Description
------                          -----------

99 Press Release dated June 3, 2004: The Middleton Doll Company Announces Manufacturing Alliance; Nursery Openings with Saks; Changes Dividend Policy